Exhibit 4.1

FIFTH THIRD BANCORP,

as Issuer

TO

WILMINGTON TRUST COMPANY,

as Trustee

Nineteenth Supplemental Indenture

Dated as of June 10, 2026

SENIOR DEBT SECURITIES

i

NINETEENTH SUPPLEMENTAL INDENTURE

NINETEENTH SUPPLEMENTAL INDENTURE (this “Nineteenth Supplemental Indenture”), dated as of June 10, 2026 between FIFTH THIRD BANCORP, a corporation duly organized and existing under the laws of the State of Ohio (the “Company”), having its principal office at Fifth Third Center, 38 Fountain Square Plaza, Cincinnati, Ohio and Wilmington Trust Company, a trust company duly organized and existing under the laws of the State of Delaware, as trustee (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company and the Trustee executed and delivered an Indenture, dated as of April 30, 2008 and as amended by Article 4 of the Twelfth Supplemental Indenture dated as of April 25, 2022 (the “Base Indenture” and as supplemented by this Nineteenth Supplemental Indenture and together with the Base Indenture, the “Indenture”), to provide for the issuance by the Company from time to time of its unsecured debentures, notes or other evidences of indebtedness (the “Securities”);

WHEREAS, Sections 201, 301 and 901 of the Base Indenture provide that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Indenture, without the consent of any Holders, to, among other things, establish the terms of Securities of any series as permitted by the Indenture;

WHEREAS, the Company has offered to exchange certain outstanding notes (the “Old Notes”) assumed by its subsidiary, Fifth Third Financial Corporation, as the successor by merger to the original issuer of such notes, Comerica Incorporated, upon the terms and subject to the conditions set forth in the Offering Memorandum and Consent Solicitation Statement dated May 8, 2026 for the issuance of (i) up to $550,000,000 aggregate principal amount of a new series of the Securities of the Company designated as its 4.000% Senior Notes due 2029 (the “2029 Notes”) and (ii) up to $1,000,000,000 aggregate principal amount of a new series of the Securities of the Company designated as its 5.982% Fixed-to-Floating Rate Senior Notes due 2030 (the “2030 Notes,” collectively with the 2029 Notes, the “Senior Notes”);

WHEREAS, the issuance and sale of the Senior Notes have been authorized by resolutions adopted by the board of directors of the Company;

WHEREAS, the Company desires to establish the terms of the Senior Notes;

WHEREAS, all things necessary to make this Nineteenth Supplemental Indenture a legal and binding supplement to the Base Indenture in accordance with its terms and the terms of the Base Indenture have been done;

WHEREAS, the Company has complied with all conditions precedent provided for in the Base Indenture relating to this Nineteenth Supplemental Indenture; and

WHEREAS, the Company has requested that the Trustee execute and deliver this Nineteenth Supplemental Indenture.

NOW, THEREFORE:

For and in consideration of the premises stated herein and the acceptance of the Senior Notes by the Holders thereof in exchange for their Old Notes, the Company and the Trustee covenant and agree, for the equal and proportionate benefit of the Holders of the Senior Notes, as follows:

ARTICLE 1

Scope of Nineteenth Supplemental Indenture

Section 1.1 Scope and Effect of this Nineteenth Supplemental Indenture. This Nineteenth Supplemental Indenture constitutes a supplement to the Base Indenture and an integral part of the Indenture and shall be read together with the Base Indenture as though all the provisions thereof are contained in one instrument. Except as expressly supplemented by this Nineteenth Supplemental Indenture, the terms and provisions of the Base Indenture shall remain in full force and effect. Notwithstanding the foregoing, this Nineteenth Supplemental Indenture shall apply only to the Senior Notes.

ARTICLE 2

Definitions

Section 2.1 Definitions and Other Provisions of General Application. For all purposes of this Nineteenth Supplemental Indenture unless otherwise specified herein:

(a)	all terms used in this Nineteenth Supplemental Indenture which are not otherwise defined herein shall have the meanings they are given in the Base Indenture;

(b)

the provisions of general application stated in Sections 102 through 112 of the Base Indenture shall apply to this Nineteenth Supplemental Indenture, except that the words “herein,” “hereof,” “hereto” and “hereunder” and other words of similar import refer to this Nineteenth Supplemental Indenture as a whole and not to the Base Indenture or any particular Article, Section or other subdivision of the Base Indenture or this Nineteenth Supplemental Indenture;

(c)	Section 101 of the Base Indenture is amended and supplemented, solely with respect to the Senior Notes, by inserting the following additional defined term in its appropriate alphabetical position:

“Issue Date” means June 10, 2026.

(d)

Section 101 of the Base Indenture is amended and supplemented, solely with respect to the Senior Notes, by supplementing the Base Indenture with, or by replacing the corresponding defined terms in the Base Indenture with, the following defined terms:

“Applicable Procedures” means, with respect to any transfer, transaction or other action involving a Global Security or any beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transfer, transaction or other action as in effect from time to time.

“Benchmark” means, initially, Compounded SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date; provided that if the Benchmark Replacement cannot be determined in accordance with clause (1) below as of the Benchmark Replacement Date and the Company or its designee shall have determined that the ISDA Fallback Rate determined in accordance with clause (2) below is not an industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time, then clause (2) below shall be disregarded, and the Benchmark Replacement shall be determined in accordance with clause (3) below:

(1) the sum of: (a) an alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2) the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3) the sum of: (a) the alternate rate of interest that has been selected by the Company or its designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

(1) the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment, that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, the ISDA Fallback Adjustment; or

(3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions or interpretations of interest period, the timing and frequency of determining rates and making payments of interest, the rounding of amounts or tenors, and other administrative matters) that the Company or its designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee decides that adoption of any portion of such market practice is not administratively feasible or if the Company or its designee determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee determines is reasonably practicable).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including any daily published component used in the calculation thereof):

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1) a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark(or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Business Day” means any day, other than a Saturday, a Sunday or a day in the City of New York or in any place of payment on which banking institutions are authorized or obligated by law or executive order to close.

“Business Day Convention” means if any Interest Payment Date, other than the maturity date, falls on a day that is not a Business Day (as defined below), the interest payment will be postponed to the next succeeding Business Day, but such payment shall be treated as having been made on the Interest Payment Date with the same force and effect as if made on the Interest Payment Date and Holders will not be entitled to any further interest or other payments with respect to any such postponement. If the maturity date of any Senior Note falls on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day with the same force and effect as if made on the maturity date and Holders will not be entitled to any further interest or other payments with respect to such postponement.

“Calculation Agent” means the firm appointed by the Company prior to the commencement of a Floating Rate Period. The Company or an affiliate of the Company may assume the duties of the Calculation Agent.

“Compounded SOFR” means with respect to any interest period during the Floating Rate Period, “Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

where:

“SOFR IndexStart” = For periods other than the initial interest period during the Floating Rate Period, the SOFR Index value on the preceding Interest Determination Date, and, for the initial interest period during the Floating Rate Period, the SOFR Index value on the date that is two U.S. Government Securities Business Days before the first day of such initial interest period during the Floating Rate Period;

“SOFR IndexEnd” = The SOFR Index value on the Interest Determination Date relating to the applicable Interest Payment Date (or in the final interest period, relating to the Maturity Date, or, in the case of the redemption of the 2030 Notes, relating to the applicable redemption date); and

“d” is the number of calendar days in the relevant Observation Period.

“Corporate Trust Office” for administration of this Indenture means the corporate trust office of the Trustee located at Rodney Square North, 1100 N. Market Street, Wilmington, Delaware 19890-0001, Attention: Fifth Third Bancorp Administrator, or such other office, designated by the Trustee by written notice to the Company, at which at any particular time its corporate trust business shall be administered.

“Floating Rate Period” means for the 2030 Notes, the period from, and including, January 30, 2029 to, but excluding (the “Maturity Date”).

“Interest Determination Date” means the date two (2) U.S. Government Securities Business Days before each Interest Payment Date (or, in the case of the redemption of 2030 Notes, preceding the applicable redemption date).

“ISDA” means the International Swaps and Derivatives Association, Inc. or any successor thereto.

“ISDA Definitions” means the 2021 ISDA Definitions published by ISDA, or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Maturity Date” means February 1, 2029 for the 2029 Notes and January 30, 2030 for the 2030 Notes.

“Observation Period” means, in respect of each interest period in the Floating Rate Period, the period from, and including, the date two U.S. Government Securities Business Days preceding the first date in such interest period to, but excluding, the date two U.S. Government Securities Business Days preceding the Interest Payment Date for such interest period (or in the final interest period, preceding the Maturity Date or, in the case of the redemption of 2030 Notes, preceding the applicable redemption date).

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time, as such time is defined above, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its designee in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the FRBNY, or a committee officially endorsed or convened by the Federal Reserve Board and/or the FRBNY or any successor thereto.

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the FRBNY (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the FRBNY, currently at http://www.newyorkfed.org, or any successor source.

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1) the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); or:

(2) if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then: (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, Compounded SOFR shall be the rate determined pursuant to the “SOFR

Index Unavailable Provisions” described below; or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, Compounded SOFR shall be the rate determined pursuant to the “Effect of a Benchmark Transition Event” provisions described below.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities— Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on such Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on such Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Our actions in determining the redemption price shall be conclusive and binding for all purposes absent manifest error. Calculations and selections in accordance with the foregoing paragraphs will be made by us or on our behalf by a person designated by us. The trustee shall have no obligation to confirm or verify any such calculation.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association or any successor organization recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Section 2.2 [Reserved.]

ARTICLE 3

Form and Terms of the Senior Notes

Section 3.1 Form and Dating.

(a)

The 2029 Notes shall be substantially in the form of Exhibit A attached hereto and the 2030 Notes shall be substantially in the form of Exhibit B attached hereto. The Senior Notes shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents, attested by its Secretary or one of its Assistant Secretaries. The Senior Notes may have a legend or legends or endorsements as may be required to comply with any law or with any rules of any securities exchange or usage. The Senior Notes shall be dated the date of their authentication.

(b)

The terms contained in the Senior Notes shall constitute, and are hereby expressly made, a part of the Base Indenture as supplemented by this Nineteenth Supplemental Indenture and the Company and the Trustee, by their execution and delivery of this Nineteenth Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

Section 3.2 Terms of the 2029 Notes. The following terms relating to the 2029 Notes are hereby established:

(a)

Title. The 2029 Notes shall constitute a series of Securities having the title “Fifth Third Bancorp 4.000% Senior Notes due 2029,” the CUSIP numbers 316773DS6 and U3168PAB9, and the ISIN numbers US316773DS67 and USU3168PAB95.

(b)

Principal Amount. The aggregate principal amount of the 2029 Notes that may be authenticated and delivered under the Base Indenture, as supplemented by this Nineteenth Supplemental Indenture, shall be up to $334,650,000 on the Issue Date. The Company may, without notice to or the consent of the Holders, create and issue additional Securities having the same terms as (except as described below), and ranking equally and ratably with, the 2029 Notes in all respects and so that such additional Securities will be consolidated and form a single series with, and have the same terms as to status, redemption or otherwise as, the 2029 Notes initially issued, except for the issue date, and, if applicable, the issue price and the initial interest payment date, provided that if such additional Securities are not fungible with the 2029 Notes for U.S. federal income tax purposes, such additional Securities will be issued with a separate CUSIP number.

(c)

Person to Whom Interest is Payable. Interest payable, and punctually paid or duly provided for, on any interest payment date will be paid to the Person in whose name the 2029 Notes are registered at the close of business on the Regular Record Date for such interest, which shall be the January 16 or July 16 (whether or not a Business Day), respectively, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name the 2029 Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of 2029 Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the 2029 Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Base Indenture.

(d)	Maturity Date. The entire outstanding principal of the 2029 Notes shall be payable on February 1, 2029.

(e)	Interest.

(i)

Fixed Rate Period. From (and including) February 1, 2026 (the most recent date on which interest has been paid on the Fifth Third Financial Corporation 4.000% Senior Notes due 2029 for which these 2029 Notes shall be exchanged), until the principal hereof is paid or made available for payment., the 2029 Notes will bear interest at the rate of 4.000% per annum. Such interest will be payable semi-annually in arrears on February 1 and August 1 in each year, commencing August 1, 2026, at the rate of 4.000% per annum, until the principal hereof is paid or made available for payment. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(f)

Place of Payment of Principal and Interest. Payment of the principal of (and premium, if any) and interest on the 2029 Notes will be made at the office or agency of the Company maintained for that purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. The Company shall make, or cause the Paying Agent to make, all payments of principal and interest on Global Securities in immediately available funds to the Depositary or its nominee, in accordance with Applicable Procedures.

(g)	Redemption.

(i)

The 2029 Notes are subject to redemption at any time or from time to time on and after November 3, 2028, as a whole or in part, at the election of the Company, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

(ii)

If the Company redeems 2029 Notes at its option, then notwithstanding the foregoing, any interest on the 2029 Notes being redeemed that is due and payable on any interest payment date falling on or prior to a redemption date for the 2029 Notes will be payable on that interest payment date to the registered holders thereof as of the close of business on the relevant record date according to the terms of the 2029 Notes and the Indenture.

(iii)

If the Company elects to redeem the 2029 Notes (in whole or in part), it must (A) notify the Trustee of the intended redemption date and provide a draft notice with respect to the potential redemption at least five Business Days prior to the date on which it intends to provide notice, or if requested, have the Trustee provide notice, of such redemption to Holders (unless a shorter period is satisfactory to the Trustee) and (B) deliver to the Trustee the final notice to be sent to Holders and an Officers’ Certificate with respect to the Company’s election to redeem the 2029 Notes (in whole or in part) on the date on which the Company provides notice. If fewer than all of the 2029 Notes are being redeemed, the Trustee will select the 2029 Notes to be redeemed by lot, pro rata or by any other method the Trustee in its sole discretion deems fair and appropriate, and in the case of any Global Security, in accordance with the Applicable Procedures, in minimum denominations of $2,000 or any integral multiples of $1,000 in excess thereof. The Trustee will notify the Company promptly of the 2029 Notes or portions of 2029 Notes to be called for redemption. Notice of redemption must be sent by the Company or at the Company’s request, in an officer’s certificate delivered to the Trustee at least five Business Days before the requested date of delivery (or such shorter period of time as is satisfactory to the Trustee) by the Trustee by first class mail or, with respect to any Global Security, in accordance with the Applicable Procedures, in the name and at the expense of the Company, to Holders whose 2029 Notes are to be redeemed, at least 30 days, but not more than 60 days, before the redemption date.

(iv)	The notice of redemption will identify the 2029 Notes to be redeemed and will include or state the following:

a.	the redemption date;

b.	the redemption price, including the portion thereof representing any accrued interest;

c.	the place or places where 2029 Notes are to be surrendered for redemption;

d.	that 2029 Notes called for redemption must be so surrendered in order to collect the redemption price;

e.

that on the redemption date the redemption price will become due and payable on 2029 Notes called for redemption, and interest on 2029 Notes called for redemption will cease to accrue on and after the redemption date;

f.	that if any 2029 Note is redeemed in part, on and after the redemption date, upon surrender of such 2029 Note, new 2029 Notes equal in principal amount to the unredeemed portion will be issued; and

g.

that if any 2029 Note contains a CUSIP, ISIN, or CINS number, no representation is being made as to the correctness of the CUSIP, ISIN, or CINS number either as printed on the 2029 Notes or as contained in the notice of redemption and that the Holder should rely only on the other identification numbers printed on the 2029 Notes.

(v)

Once the notice of redemption is sent to the Holders, the 2029 Notes called for redemption become due and payable at the redemption price on the redemption date, and upon surrender of the 2029 Notes called for redemption, the Company shall redeem such 2029 Notes at the redemption price. Unless the Company defaults in the payment of the redemption price, commencing on the redemption date 2029 Notes redeemed will cease to accrue interest. Upon surrender of any 2029 Note redeemed in part, the Holder will receive a new 2029 Note equal in principal amount to the unredeemed portion of the surrendered 2029 Note. The principal amount after redemption in part shall be in minimum denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

(vi)

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes absent manifest error. Calculations and selections in the foregoing will be made by the Company or on the Company’s behalf by a person designated by the Company. The Trustee shall have no obligation to confirm or verify any such calculation.

(h)	Sinking Fund. There shall be no sinking fund for the 2029 Notes.

(i)	Denomination. The 2029 Notes and any beneficial interest in the 2029 Notes shall be in minimum denominations of $2,000 or any integral multiples of $1,000 in excess thereof.

(j)	Index. Payment of interest on the 2029 Notes will not be determined with reference to any index or formula.

(k)	Currency of the 2029 Notes. The 2029 Notes shall be denominated, and payment of principal and interest of the 2029 Notes shall be payable in, the currency of the United States of America.

(l)	Currency of Payment. The principal of and interest on the 2029 Notes shall be payable in the currency of the United States of America.

(m)	Acceleration. 100% of the principal amount of the 2029 Notes shall be payable upon acceleration (whether automatic or by declaration) of the maturity thereof.

(n)

Defeasance. Article 13 of the Base Indenture shall apply to the 2029 Notes, except that references to “Holders” in clauses (2) and (3) of Section 1304 of the Base Indenture shall be deemed to include beneficial owners of the 2029 Notes.

(o)

Registered Form. The 2029 Notes shall be issuable as registered Global Securities, and the depositary for the 2029 Notes shall be the Depository Trust Company, a New York Corporation (“DTC”), or any successor depositary appointed by the Company within 90 days of the termination of services of DTC (or any successor to DTC). Sections 204 and 305 of the Base Indenture shall apply to the 2029 Notes.

(p)	Events of Default. The Events of Default provided for in Section 501 of the Base Indenture shall apply to the 2029 Notes. In addition, the following shall be added as an “Event of Default” thereunder:

(i)

default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding 2029 Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder.

(q)	Covenants. The covenants set forth in Article 10 of the Base Indenture shall apply to the 2029 Notes.

(r)	Day Count Convention. Interest on the 2029 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(s)	Legal Holidays. Section 113 of the Base Indenture shall be deleted and shall be of no effect with respect to the 2029 Notes. The Business Day Convention shall apply.

(t)	No Conversion. The 2029 Notes are not convertible into, or exchangeable for, equity securities of the Company.

(u)	Conforming Amendments. The following paragraph shall be added to the end of Section 901 of the Base Indenture and shall apply to the 2029 Notes:

Notwithstanding the foregoing, without the consent of any Holder of Securities, the Company and the Trustee may amend or supplement the Indenture or the Securities to conform the terms of the Indenture and the Securities to the description of the Securities in the Offering Memorandum and Consent Solicitation Statement dated May 8, 2026 relating to the offering of the Securities.

(v)	Additional Terms. Other terms applicable to the 2029 Notes are as otherwise provided for in the Base Indenture, as supplemented by this Nineteenth Supplemental Indenture.

Section 3.3 Terms of the 2030 Notes. The following terms relating to the 2030 Notes are hereby established:

(a)

Title. The 2030 Notes shall constitute a series of Securities having the title “Fifth Third Bancorp 5.982% Fixed-to-Floating Rate Senior Notes due 2030,” the CUSIP numbers 316773DQ0 and U3168PAA1 and the ISIN numbers US316773DQ02 and USU3168PAA13.

(b)

Principal Amount. The aggregate principal amount of the 2030 Notes that may be authenticated and delivered under the Base Indenture, as supplemented by this Nineteenth Supplemental Indenture, shall be up to $938,141,000 on the Issue Date. The Company may, without notice to or the consent of the Holders, create and issue additional Securities having the same terms as (except as described below), and ranking equally and ratably with, the 2030 Notes in all respects and so that such additional Securities will be consolidated and form a single series with, and have the same terms as to status, redemption or otherwise as, the 2030 Notes initially issued, except for the issue date, and, if applicable, the issue price and the initial interest payment date, provided that if such additional Securities are not fungible with the 2030 Notes for U.S. federal income tax purposes, such additional Securities will be issued with a separate CUSIP number.

(c)

Person to Whom Interest is Payable. Interest payable, and punctually paid or duly provided for, on any interest payment date will be paid to the Person in whose name the 2030 Notes are registered at the close of business on the Regular Record Date for such interest, which shall be the 15th calendar day immediately preceding such interest payment date (whether or not a Business Day); provided, however, that interest payable at maturity (or any redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name the 2030 Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of 2030 Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the 2030 Notes may be listed and upon such notice as may be required by such exchange, as provided for in the Base Indenture.

(d)	Maturity Date. The entire outstanding principal of the 2030 Notes shall be payable on January 30, 2030.

(e)	Interest.

(i)

Fixed Rate Period. From (and including) January 30, 2026 (the most recent date on which interest has been paid on the Fifth Third Financial Corporation 5.982% Fixed-to-Floating Rate Senior Notes due 2030 for which these 2030 Notes shall be exchanged) to, but excluding, January 30, 2029, the 2030 Notes will bear interest at the rate of 5.982% per annum. Such interest will be payable semi-annually in arrears on July 30 and January 30 of each year, beginning on July 30, 2026 and ending on January 30, 2029 (each, a “Fixed Rate Interest Payment Date”). Interest will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

(ii)

Floating Rate Period. During the period from, and including, January 30, 2029 to, but excluding January 30, 2030 (the “Maturity Date”) (the “Floating Rate Period”), at a floating rate per annum equal to Compounded SOFR (determined with respect to each quarterly interest period using the SOFR Index as set forth herein) plus 2.155%, payable quarterly in arrears on April 30, 2029, July 30, 2029, October 30, 2029 and at the Maturity Date (each, a “Floating Rate Interest Payment Date” and, together with the Fixed Rate Interest Payment Dates, each, an “Interest Payment Date”), until the principal hereof is paid or duly made available for payment. Compounded SOFR for each quarterly interest period will be calculated by the Calculation Agent in accordance with the formula set forth herein with respect to the Observation Period relating to such interest period. Interest will be computed on the basis of the actual number of days in each quarterly interest period (or any other relevant period) and a 360-day year. The amount of accrued interest payable on the 2030 Notes for each quarterly interest period in the Floating Rate Period will be computed by multiplying (i) the outstanding principal amount of the 2030 Notes by (ii) the product of (a) the interest rate for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in such quarterly interest period (or any other relevant period) divided by 360. The interest rate on the 2030 Notes will in no event be lower than zero. The Calculation Agent will determine Compounded SOFR, the interest rate and accrued interest for each quarterly interest period in arrears as soon as reasonably practicable on or after the Interest Determination Date for such interest period and prior to the relevant Floating Rate Interest Payment Date and will notify the Company (if not the Calculation Agent) and the Trustee of Compounded SOFR, such interest rate and accrued interest for each interest period as soon as reasonably practicable after such determination, but in any event by the Business Day immediately prior to the Floating Rate Interest Payment Date. At the request of a holder of the 2030 Notes, the Calculation Agent will provide Compounded SOFR, the interest rate and the amount of interest accrued with respect to any interest period during the Floating Rate Period, after Compounded SOFR, such interest rate and accrued interest have been determined. The Calculation Agent’s determination of any interest rate, and its calculation of interest payments for any quarterly interest period during the Floating Rate Period, will be maintained on file at the Calculation Agent’s principal offices and will be provided in writing to the Trustee. Under no circumstances will the Trustee be responsible for selecting or determining any Benchmark Replacement if the Benchmark will no longer be available following a Benchmark Transaction Event and its related Benchmark Replacement Date. In the case of a Benchmark Transition Event, the Company will select the Benchmark Replacement prior to the Benchmark Replacement Date and in consultation with the Calculation Agent, ensuring that the Calculation Agent will be able to meet its obligations and requirements under the Base Indenture, as supplemented by this Nineteenth Supplemental Indenture, with respect to the Benchmark Replacement. No such replacement (including any conforming changes to the Indenture) shall affect the Trustee’s own rights, duties or immunities under the indenture or otherwise.

(f)

SOFR Index Unavailable Provisions. If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable interest period during the Floating Rate Period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website at
https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information, or any successor source. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180-calendar days” shall be removed. If SOFR (“SOFRi”) does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

(g)	Effect of Benchmark Transition Event.

(i)

Benchmark Replacement. If the Company or its designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred on or prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the 2030 Notes in respect of such determination on such date and all determinations on all subsequent dates. No such Benchmark Replacement (including any Benchmark Replacement Conforming Changes) shall affect the trustee’s own rights, duties, or immunities under the Nineteenth Supplemental Indenture, the 2030 Notes or otherwise.

(ii)

Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

(iii)

Decisions and Determinations. Any determination, decision or election that may be made by the Company or its designee pursuant to the benchmark replacement provisions set forth herein, including any determination with respect to tenor, rate or adjustment, or the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection:

a.	will be conclusive and binding absent manifest error;

b.	if made by the Company, will be made in the Company’s sole discretion;

c.	if made by the Company’ designee, will be made after consultation with the Company, and such designee will not make any such determination, decision or election to which the Company objects; and

d.	notwithstanding anything to the contrary herein, shall become effective without consent from the Trustee, the Holders of the 2030 Notes, or any other party.

Any determination, decision or election pursuant to the benchmark replacement provisions shall be made by the Company or its designee (which may be the Company’s affiliate) on the basis as described above, and in no event shall the Calculation Agent be responsible for making any such determination, decision or election.

(h)

Place of Payment of Principal and Interest. Payment of the principal of (and premium, if any) and interest on the 2030 Notes will be made at the office or agency of the Company maintained for that purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. The Company shall make, or cause the Paying Agent to make, all payments of principal and interest on Global Securities in immediately available funds to the Depositary or its nominee, in accordance with Applicable Procedures.

(i)	Redemption.

(i)

After the Issue Date (or, if additional 2030 Notes are issued thereafter, beginning 180 days after the issue date of such additional 2030 Notes), and prior to January 30, 2029, the date that is one year prior to the maturity date (the “Par Call Date”), the Company may redeem the 2030 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of:

a.

(1) the sum of the present values of the remaining scheduled payments of principal and interest on the 2030 Notes to be redeemed discounted to the redemption date (assuming that the 2030 Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 30 basis points less (b) interest accrued to but excluding the redemption date; and

b.	100% of the principal amount of the 2030 Notes to be redeemed, plus, accrued and unpaid interest on the 2030 Notes to be redeemed to but excluding the redemption date.

(ii)

The 2030 Notes will also be redeemable, in whole, but not in part, on January 30, 2029 at a redemption price equal to 100% of the aggregate principal amount of the 2030 Notes to be redeemed, plus accrued and unpaid interest thereon to but excluding, the redemption date.

(iii)

If the Company redeems 2030 Notes at its option, then notwithstanding the foregoing, any interest on the 2030 Notes being redeemed that is due and payable on any interest payment date falling on or prior to a redemption date for the 2030 Notes will be payable on that interest payment date to the registered holders thereof as of the close of business on the relevant record date according to the terms of the 2030 Notes and the Indenture.

(iv)

If the Company elects to redeem the 2030 Notes (in whole or in part), it must (A) notify the Trustee of the intended redemption date and provide a draft notice with respect to the potential redemption at least five Business Days prior to the date on which it intends to provide notice, or if requested, have the Trustee provide notice, of such redemption to Holders (unless a shorter period is satisfactory to the Trustee) and (B) deliver to the Trustee the final notice to be sent to Holders and an Officers’ Certificate with respect to the Company’s election to redeem the 2030 Notes (in whole or in part) on the date on which the Company provides notice. If fewer than all of the 2030 Notes are being redeemed, the Trustee will select the 2030 Notes to be redeemed by lot, pro rata or by any other method the Trustee in its sole discretion deems fair and appropriate, and in the case of any Global Security, in accordance with the Applicable Procedures, in minimum denominations of $2,000 or any integral multiples of $1,000 in excess thereof. The Trustee will notify the Company promptly of the 2030 Notes or portions of 2030 Notes to be called for redemption. Notice of redemption must be sent by the Company or at the Company’s request, in an officer’s certificate delivered to the Trustee at least five Business Days before the requested date of delivery (or such shorter period of time as is satisfactory to the Trustee) by the Trustee by first class mail or, with respect to any Global Security, in accordance with the Applicable Procedures, in the name and at the expense of the Company, to Holders whose 2030 Notes are to be redeemed, at least 30 days, but not more than 60 days, before the redemption date.

(v)	The notice of redemption will identify the 2030 Notes to be redeemed and will include or state the following:

a.	the redemption date;

b.	the redemption price, including the portion thereof representing any accrued interest;

c.	the place or places where 2030 Notes are to be surrendered for redemption;

d.	that 2030 Notes called for redemption must be so surrendered in order to collect the redemption price;

e.

that on the redemption date the redemption price will become due and payable on 2030 Notes called for redemption, and interest on 2030 Notes called for redemption will cease to accrue on and after the redemption date;

f.	that if any 2030 Note is redeemed in part, on and after the redemption date, upon surrender of such 2030 Note, new 2030 Notes equal in principal amount to the unredeemed portion will be issued; and

g.

that if any 2030 Note contains a CUSIP, ISIN, or CINS number, no representation is being made as to the correctness of the CUSIP, ISIN, or CINS number either as printed on the 2030 Notes or as contained in the notice of redemption and that the Holder should rely only on the other identification numbers printed on the 2030 Notes.

(vi)

Once the notice of redemption is sent to the Holders, the 2030 Notes called for redemption become due and payable at the redemption price on the redemption date, and upon surrender of the 2030 Notes called for redemption, the Company shall redeem such 2030 Notes at the redemption price. Unless the Company defaults in the payment of the redemption price, commencing on the redemption date 2030 Notes redeemed will cease to accrue interest. Upon surrender of any 2030 Note redeemed in part, the Holder will receive a new 2030 Note equal in principal amount to the unredeemed portion of the surrendered 2030 Note. The principal amount after redemption in part shall be in minimum denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

(vii)

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes absent manifest error. Calculations and selections in the foregoing will be made by the Company or on the Company’s behalf by a person designated by the Company. The Trustee shall have no obligation to confirm or verify any such calculation.

(j)	Sinking Fund. There shall be no sinking fund for the 2030 Notes.

(k)	Denomination. The 2030 Notes and any beneficial interest in the 2030 Notes shall be in minimum denominations of $2,000 or any integral multiples of $1,000 in excess thereof.

(l)	Index. Payment of interest on the 2030 Notes will not be determined with reference to any index or formula.

(m)	Currency of the 2030 Notes. The 2030 Notes shall be denominated, and payment of principal and interest of the 2030 Notes shall be payable in, the currency of the United States of America.

(n)	Currency of Payment. The principal of and interest on the 2030 Notes shall be payable in the currency of the United States of America.

(o)	Acceleration. 100% of the principal amount of the 2030 Notes shall be payable upon acceleration (whether automatic or by declaration) of the maturity thereof.

(p)

Defeasance. Article 13 of the Base Indenture shall apply to the 2030 Notes, except that references to “Holders” in clauses (2) and (3) of Section 1304 of the Base Indenture shall be deemed to include beneficial owners of the 2030 Notes.

(q)

Registered Form. The 2030 Notes shall be issuable as registered Global Securities, and the depositary for the 2030 Notes shall be the Depository Trust Company, a New York Corporation (“DTC”), or any successor depositary appointed by the Company within 90 days of the termination of services of DTC (or any successor to DTC). Sections 204 and 305 of the Base Indenture shall apply to the 2030 Notes.

(r)	Events of Default. The Events of Default provided for in Section 501 of the Base Indenture shall apply to the 2030 Notes.

(s)	Covenants. The covenants set forth in Article 10 of the Base Indenture shall apply to the 2030 Notes.

(t)	Day Count Convention.

(i)	Fixed rate interest will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

(ii)	Floating rate interest will be computed on the basis of the actual number of calendar days in each quarterly interest period (or any other relevant period) and a 360-day year.

(u)	Legal Holidays. Section 113 of the Base Indenture shall be deleted and shall be of no effect with respect to the 2030 Notes. The Business Day Convention shall apply.

(v)	No Conversion. The 2030 Notes are not convertible into, or exchangeable for, equity securities of the Company.

(w)	Conforming Amendments. The following paragraph shall be added to the end of Section 901 of the Base Indenture and shall apply to the 2030 Notes:

Notwithstanding the foregoing, without the consent of any Holder of Securities, the Company and the Trustee may amend or supplement the Indenture or the Securities to conform the terms of the Indenture and the Securities to the description of the Securities in the Offering Memorandum and Consent Solicitation Statement dated May 8, 2026 relating to the offering of the Securities.

(x)	Additional Terms. Other terms applicable to the 2030 Notes are as otherwise provided for in the Base Indenture, as supplemented by this Nineteenth Supplemental Indenture.

ARTICLE 4

Miscellaneous

Section 4.1 Trust Indenture Act of 1939. This Nineteenth Supplemental Indenture shall incorporate and be governed by the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act. If any provision of this Nineteenth Supplemental Indenture limits, qualifies or conflicts with another provision that is required or deemed to be included in this Nineteenth Supplemental Indenture by the Trust Indenture Act, the required or deemed provision shall control.

Section 4.2 Governing Law. The laws of the State of New York shall govern this Nineteenth Supplemental Indenture and the Senior Notes.

Section 4.3 Duplicate Originals; Execution. The parties may sign any number of copies of this Nineteenth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Delivery of an executed counterpart of a signature page to this Nineteenth Supplemental Indenture by telecopier, facsimile, email or other electronic transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Nineteenth Supplemental Indenture or any document to be signed in connection with this Nineteenth Supplemental Indenture shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. §§ 7001-7006), the Electronic Signatures and Records Act of 1999 (N.Y. State Tech. §§ 301-309), or any other similar state laws based on the Uniform Electronic Transactions Act,, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Section 4.4 Separability. In case any provision in this Nineteenth Supplemental Indenture or the Senior Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.5 Ratification. The Base Indenture, as supplemented by this Nineteenth Supplemental Indenture, is in all respects ratified and confirmed. The Base Indenture and this Nineteenth Supplemental Indenture shall be read, taken and construed as one and the same instrument. All provisions included in this Nineteenth Supplemental Indenture supersede any conflicting provisions included in the Base Indenture unless not permitted by law. The Trustee accepts the trusts created by the Base Indenture, as supplemented by this Nineteenth Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Base Indenture, as supplemented by this Nineteenth Supplemental Indenture.

Section 4.6 Effectiveness. The provisions of this Nineteenth Supplemental Indenture shall become effective as of the date hereof.

Section 4.7 Successors. All agreements of the Company in this Nineteenth Supplemental Indenture shall bind its successors. All agreements of the Trustee in this Nineteenth Supplemental Indenture shall bind its successors.

Section 4.8 Trustee’s Disclaimer. The recitals contained herein shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Nineteenth Supplemental Indenture, the Senior Notes, or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Nineteenth Supplemental Indenture to be duly executed as of the date first above written.

FIFTH THIRD BANCORP
as the Company

By:	/s/ BRYAN D. PRESTON
Name:	Bryan D. Preston
Title:	Executive Vice President and Chief Financial Officer

Attest:

By:	/s/ SHAUN PATSY
Name:	Shaun Patsy
Title:	Senior Vice President, Associate General Counsel, and Assistant Secretary

[Signature Page to Nineteenth Supplemental Indenture]

WILMINGTON TRUST COMPANY as Trustee

By:	/s/ MICHAEL H. WASS
Name:	Michael H. Wass
Title:	Vice President

[Signature Page to Nineteenth Supplemental Indenture]

EXHIBIT A

FORMS OF THE 2029 NOTES

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. EACH ACQUIROR OF THIS NOTE IS HEREBY NOTIFIED THAT THE COMPANY OR SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A, REGULATION S OR ANOTHER EXEMPTION THEREUNDER.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT) (AN “ACCREDITED INVESTOR”), (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS ACQUIRED NOTES, THAT IT WILL NOT, PRIOR TO THE DATE THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE DATE ON WHICH THE COMPANY OR ANY OF ITS AFFILIATES OWNED THIS NOTE, OFFER, SELL, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT IS ACQUIRING THE NOTES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE NOTES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR THE OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, AND THAT PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER DEALER) TO THE TRUSTEE A

SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND IN CONNECTION WITH ANY TRANSFER OF THIS NOTE PURSUANT TO ANY OF CLAUSES (C) THROUGH (F) ABOVE, AND THAT THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST COMPLETE AND SUBMIT TO THE TRUSTEE THE CERTIFICATE SPECIFIED IN THE INDENTURE RELATING TO THE MANNER OF SUCH TRANSFER.

BY ITS ACQUISITION AND HOLDING OF THIS NOTE, THE HOLDER HEREOF (OR ANY INTEREST THEREIN) SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (1) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, AND NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS NOTE CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OF A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”) OR PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAWS”), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT (ALSO A “PLAN”), OR (2) THE ACQUISITION AND HOLDING OF THIS NOTE WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

ADDITIONALLY, BY ITS ACQUISITION OF THIS NOTE IN THE INITIAL OFFERING, A HOLDER HEREOF THAT IS A PLAN (THE “PLAN FIDUCIARY”) SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED AT ALL TIMES NEITHER FIFTH THIRD BANCORP, THE UNDERWRITERS, NOR ANY OF THEIR RESPECTIVE AFFILIATES HAS PROVIDED OR WILL PROVIDE IMPARTIAL INVESTMENT ADVICE OR GIVE ADVICE IN A FIDUCIARY CAPACITY WITH RESPECT TO THE PURCHASER OR TRANSFEREE’S DECISION TO ACQUIRE, HOLD, SELL, EXCHANGE, VOTE OR PROVIDE ANY CONSENT WITH RESPECT TO THE NOTES BY THE ERISA PLAN’S FIDUCIARY (WITHIN THE MEANING OF ERISA OR THE CODE).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO FIFTH THIRD BANCORP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING INFORMATION IS SUPPLIED FOR U.S. FEDERAL INCOME TAX PURPOSES. THIS NOTE MAY HAVE BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”). HOLDERS MAY OBTAIN INFORMATION REGARDING THE AMOUNT OF OID, THE ISSUE PRICE AND THE ISSUE DATE AND THE YIELD TO MATURITY RELATING TO THE NOTES BY CONTACTING INVESTOR RELATIONS AT IR@53.COM.

FIFTH THIRD BANCORP

4.000% SENIOR NOTES DUE 2029

No. 144A-1	$318,862,000

CUSIP 316773DS6

ISIN US316773DS67

Fifth Third Bancorp, a corporation duly organized and existing under the laws of the State of Ohio (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THREE HUNDRED EIGHTEEN MILLION EIGHT HUNDRED SIXTY-TWO THOUSAND DOLLARS ($318,862,000) or such other amount as provided on the schedule attached hereto on February 1, 2029, and to pay interest thereon from (and including) February 1, 2026 (the most recent date on which interest has been paid for the Fifth Third Financial Corporation 4.000% Senior Notes due 2029, which were exchanged into these Fifth Third Bancorp 4.000% Senior Notes due 2029), semi-annually on February 1 and August 1 in each year, commencing August 1, 2026, at the rate of 4.000% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 16 or July 16 (whether or not a Business Day), respectively, next preceding such Interest Payment Date. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. The Company shall make, or cause the Paying Agent to make, all payments of principal and interest on Global Securities in immediately available funds to the Depositary or its nominee, in accordance with Applicable Procedures.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: June 10, 2026

FIFTH THIRD BANCORP

By:
Name:
Title:

Attest:

By:
Name:
Title:

[Signature Page to 144A-1 2029 Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the Indenture referred to hereinafter.

Dated: June 10, 2026	WILMINGTON TRUST COMPANY, as Trustee

By:
Authorized Officer

[Signature Page to 144A-1 2029 Note]

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of April 30, 2008 and as amended by Article 4 of the Twelfth Supplemental Indenture dated as of April 25, 2022 (herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and Wilmington Trust Company, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) as supplemented by a Nineteenth Supplemental Indenture, dated as of June 10, 2026, between the Company and the Trustee (herein called the “Nineteenth Supplemental Indenture” and together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $334,650,000; provided the Company may, without the giving of notice or seeking of consent of holders of the Securities, issue additional Securities having the same ranking and the same interest rate, maturity and other terms (other than the original issue date and, in some cases, the public offering price, initial interest accrual date and initial interest payment date) as the Securities, which additional Securities will, together with the existing Securities, constitute a single series of debt securities under the Indenture.

If any Interest Payment Date, other than the maturity date, falls on a day that is not a Business Day (as defined below), the interest payment will be postponed to the next succeeding Business Day, but such payment shall be treated as having been made on the Interest Payment Date with the same force and effect as if made on the Interest Payment Date and Holders will not be entitled to any further interest or other payments with respect to any such postponement. If the maturity date of this Security falls on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day with the same force and effect as if made on the maturity date and Holders will not be entitled to any further interest or other payments with respect to such postponement. “Business Day” means any day, other than a Saturday, a Sunday or a day in the City of New York or in any place of payment on which banking institutions are authorized or obligated by law or executive order to close.

The Securities of this series are subject to redemption at any time or from time to time on and after November 3, 2028, as a whole or in part, at the election of the Company, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date. The Securities will not be entitled to any sinking fund.

Notice of redemption will be given by first class mail to Holders of Securities, or with respect to any Global Security, in accordance with the Applicable Procedures, not less than 30 nor more than 60 days prior to the redemption date, all as provided in the Nineteenth Supplemental Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default or Covenant Breaches with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. Notwithstanding the foregoing, without the consent of any Holder of Securities, the Company and the Trustee may amend or supplement the Indenture or the Securities to conform the terms of the Indenture and the Securities to the description of the Securities in the Offering Memorandum and Consent Solicitation Statement dated May 8, 2026 relating to the offering of the Securities.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge and any other expenses then payable.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

If (1) the Depositary notifies the Company that it is no longer willing or able to act as a depository or clearing system for the Securities or the Depositary ceases to be registered or in good standing under the Exchange Act, and a successor depository or clearing system is not appointed within 90 days after the Company has received notice or become aware of this condition, (2) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities in certificated form under the Indenture or (3) upon the occurrence and continuation of an Event of Default, then, upon surrender by the Depositary of the Global Security, certificated Securities will be issued to each person that the Depositary identifies as the owner of the Securities represented by the Global Securities. Upon any such issuance, the Trustee is required to register the certificated Securities in the name of the Person or Persons or the nominee of any of these Persons and cause the same to be delivered to these Persons.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -

(Minor)

Custodian

(Cust)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to:

(Insert assignee’s social security or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Your
Signature:
(Sign exactly as your name appears on the other side of this Security)
Your
Name:

Date:

Signature Guarantee:

*

NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFERS OF TRANSFER RESTRICTED NOTES

This certificate relates to $_______ principal amount of 4.000% Senior Notes Due 2029 held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.

The undersigned (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in a Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above) in accordance with the Indenture; or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company or subsidiary thereof; or

(2)	☐	to the Security Registrar for registration in the name of the Holder, without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or

(4)	☐	for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act (“Rule 144A”), to a Person that the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A) that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A; or

(5)	☐	pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act (and if the transfer is being made prior to the expiration of the Distribution Compliance Period, the Notes shall be held immediately thereafter through Euroclear or Clearstream); or

(6)	☐	to an institutional “accredited investor” (as defined in Rule 501(a) under the Securities Act) that is not a qualified institutional buyer and that is acquiring for its own account or for the account of another institutional accredited investor, in each case, in a minimum principal amount of Notes of $250,000; or

(7)	☐	pursuant to Rule 144 under the Securities Act; or

(8)	☐	pursuant to another available exemption from registration under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (5), (6), (7) or (8) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Your Signature

Date: ________________________
Signature of Signature Guarantor

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: _____________________
NOTICE: To be executed by an executive officer
Name:
Title:

Signature Guarantee*: __________________________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of decrease in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. EACH ACQUIROR OF THIS NOTE IS HEREBY NOTIFIED THAT THE COMPANY OR SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A, REGULATION S OR ANOTHER EXEMPTION THEREUNDER.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT) (AN “ACCREDITED INVESTOR”), (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS ACQUIRED NOTES, THAT IT WILL NOT, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE DATE ON WHICH THE COMPANY OR ANY OF ITS AFFILIATES OWNED THIS NOTE, OFFER, SELL, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT IS ACQUIRING THE NOTES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE NOTES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR THE OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, AND THAT PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE, (D) OUTSIDE THE UNITED STATES IN

AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND IN CONNECTION WITH ANY TRANSFER OF THIS NOTE PURSUANT TO ANY OF CLAUSES (C) THROUGH (F) ABOVE, AND THAT THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST COMPLETE AND SUBMIT TO THE TRUSTEE THE CERTIFICATE SPECIFIED IN THE INDENTURE RELATING TO THE MANNER OF SUCH TRANSFER.

BY ITS ACQUISITION AND HOLDING OF THIS NOTE, THE HOLDER HEREOF (OR ANY INTEREST THEREIN) SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (1) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, AND NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS NOTE CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OF A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”) OR PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAWS”), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT (ALSO A “PLAN”), OR (2) THE ACQUISITION AND HOLDING OF THIS NOTE WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

ADDITIONALLY, BY ITS ACQUISITION OF THIS NOTE IN THE INITIAL OFFERING, A HOLDER HEREOF THAT IS A PLAN (THE “PLAN FIDUCIARY”) SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED AT ALL TIMES NEITHER FIFTH THIRD BANCORP, THE UNDERWRITERS, NOR ANY OF THEIR RESPECTIVE AFFILIATES HAS PROVIDED OR WILL PROVIDE IMPARTIAL INVESTMENT ADVICE OR GIVE ADVICE IN A FIDUCIARY CAPACITY WITH RESPECT TO THE PURCHASER OR TRANSFEREE’S DECISION TO ACQUIRE, HOLD, SELL, EXCHANGE, VOTE OR PROVIDE ANY CONSENT WITH RESPECT TO THE NOTES BY THE ERISA PLAN’S FIDUCIARY (WITHIN THE MEANING OF ERISA OR THE CODE).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO FIFTH THIRD BANCORP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING INFORMATION IS SUPPLIED FOR U.S. FEDERAL INCOME TAX PURPOSES. THIS NOTE MAY HAVE BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”). HOLDERS MAY OBTAIN INFORMATION REGARDING THE AMOUNT OF OID, THE ISSUE PRICE AND THE ISSUE DATE AND THE YIELD TO MATURITY RELATING TO THE NOTES BY CONTACTING INVESTOR RELATIONS AT IR@53.COM.

FIFTH THIRD BANCORP

4.000% SENIOR NOTES DUE 2029

No. REG S-1	$15,788,000

CUSIP U3168PAB9

ISIN USU3168PAB95

Fifth Third Bancorp, a corporation duly organized and existing under the laws of the State of Ohio (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIFTEEN MILLION SEVEN HUNDRED EIGHTY-EIGHT THOUSAND DOLLARS ($15,788,000) or such other amount as provided on the schedule attached hereto on February 1, 2029, and to pay interest thereon from (and including) February 1, 2026 (the most recent date on which interest has been paid for the Fifth Third Financial Corporation 4.000% Senior Notes due 2029, which were exchanged into these Fifth Third Bancorp 4.000% Senior Notes due 2029), semi-annually on February 1 and August 1 in each year, commencing August 1, 2026, at the rate of 4.000% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 16 or July 16 (whether or not a Business Day), respectively, next preceding such Interest Payment Date. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. The Company shall make, or cause the Paying Agent to make, all payments of principal and interest on Global Securities in immediately available funds to the Depositary or its nominee, in accordance with Applicable Procedures.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: June 10, 2026

FIFTH THIRD BANCORP

By:
Name:
Title:

Attest:

By:
Name:
Title:

[Signature Page to REG S-1 2029 Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the Indenture referred to hereinafter.

Dated: June 10, 2026	WILMINGTON TRUST COMPANY, as Trustee

By:
Authorized Officer

[Signature Page to REG S-1 2029 Note]

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of April 30, 2008 and as amended by Article 4 of the Twelfth Supplemental Indenture dated as of April 25, 2022 (herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and Wilmington Trust Company, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) as supplemented by a Nineteenth Supplemental Indenture, dated as of June 10, 2026, between the Company and the Trustee (herein called the “Nineteenth Supplemental Indenture” and together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $334,650,000; provided the Company may, without the giving of notice or seeking of consent of holders of the Securities, issue additional Securities having the same ranking and the same interest rate, maturity and other terms (other than the original issue date and, in some cases, the public offering price, initial interest accrual date and initial interest payment date) as the Securities, which additional Securities will, together with the existing Securities, constitute a single series of debt securities under the Indenture.

If any Interest Payment Date, other than the maturity date, falls on a day that is not a Business Day (as defined below), the interest payment will be postponed to the next succeeding Business Day, but such payment shall be treated as having been made on the Interest Payment Date with the same force and effect as if made on the Interest Payment Date and Holders will not be entitled to any further interest or other payments with respect to any such postponement. If the maturity date of this Security falls on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day with the same force and effect as if made on the maturity date and Holders will not be entitled to any further interest or other payments with respect to such postponement. “Business Day” means any day, other than a Saturday, a Sunday or a day in the City of New York or in any place of payment on which banking institutions are authorized or obligated by law or executive order to close.

The Securities of this series are subject to redemption at any time or from time to time on and after November 3, 2028, as a whole or in part, at the election of the Company, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date. The Securities will not be entitled to any sinking fund.

Notice of redemption will be given by first class mail to Holders of Securities, or with respect to any Global Security, in accordance with the Applicable Procedures, not less than 30 nor more than 60 days prior to the redemption date, all as provided in the Nineteenth Supplemental Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default or Covenant Breaches with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. Notwithstanding the foregoing, without the consent of any Holder of Securities, the Company and the Trustee may amend or supplement the Indenture or the Securities to conform the terms of the Indenture and the Securities to the description of the Securities in the Offering Memorandum and Consent Solicitation Statement dated May 8, 2026 relating to the offering of the Securities.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge and any other expenses then payable.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

If (1) the Depositary notifies the Company that it is no longer willing or able to act as a depository or clearing system for the Securities or the Depositary ceases to be registered or in good standing under the Exchange Act, and a successor depository or clearing system is not appointed within 90 days after the Company has received notice or become aware of this condition, (2) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities in certificated form under the Indenture or (3) upon the occurrence and continuation of an Event of Default, then, upon surrender by the Depositary of the Global Security, certificated Securities will be issued to each person that the Depositary identifies as the owner of the Securities represented by the Global Securities. Upon any such issuance, the Trustee is required to register the certificated Securities in the name of the Person or Persons or the nominee of any of these Persons and cause the same to be delivered to these Persons.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -

(Minor)

Custodian

(Cust)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to:

(Insert assignee’s social security or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Your
Signature:
(Sign exactly as your name appears on the other side of this Security)
Your
Name:

Date:

Signature Guarantee:

*

NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFERS OF TRANSFER RESTRICTED NOTES

This certificate relates to $_______ principal amount of 4.000% Senior Notes Due 2029 held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.

The undersigned (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in a Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above) in accordance with the Indenture; or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company or subsidiary thereof; or

(2)	☐	to the Security Registrar for registration in the name of the Holder, without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or

(4)	☐	for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act (“Rule 144A”), to a Person that the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A) that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A; or

(5)	☐	pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act (and if the transfer is being made prior to the expiration of the Distribution Compliance Period, the Notes shall be held immediately thereafter through Euroclear or Clearstream); or

(6)	☐	to an institutional “accredited investor” (as defined in Rule 501(a) under the Securities Act) that is not a qualified institutional buyer and that is acquiring for its own account or for the account of another institutional accredited investor, in each case, in a minimum principal amount of Notes of $250,000; or

(7)	☐	pursuant to Rule 144 under the Securities Act; or

(8)	☐	pursuant to another available exemption from registration under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (5), (6), (7) or (8) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Your Signature

Date: ________________________
Signature of Signature Guarantor

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: _____________________
NOTICE: To be executed by an executive officer
Name:
Title:

Signature Guarantee*: __________________________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

TO BE COMPLETED IF THE HOLDER REQUIRES AN EXCHANGE FROM A

REGULATION S GLOBAL NOTE TO AN UNRESTRICTED GLOBAL NOTE,

PURSUANT TO SECTION 2.2(d)(iii) OF APPENDIX A TO THE INDENTURE1

The undersigned represents and warrants that either:

☐	the undersigned is not a dealer (as defined in the Securities Act) and is a non-U.S. person (within the meaning of Regulation S under the Securities Act); or

☐

the undersigned is not a dealer (as defined in the Securities Act) and is a U.S. person (within the meaning of Regulation S under the Securities Act) who purchased interests in the Notes pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act; or

☐

the undersigned is a dealer (as defined in the Securities Act) and the interest of the undersigned in this Note does not constitute the whole or a part of an unsold allotment to or subscription by such dealer for the Notes.

Dated: ________________________
Your Signature

[1]	Include only for Regulation S Global Notes.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of decrease in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT B

FORMS OF THE 2030 NOTES

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. EACH ACQUIROR OF THIS NOTE IS HEREBY NOTIFIED THAT THE COMPANY OR SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A, REGULATION S OR ANOTHER EXEMPTION THEREUNDER.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT) (AN “ACCREDITED INVESTOR”), (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS ACQUIRED NOTES, THAT IT WILL NOT, PRIOR TO THE DATE THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE DATE ON WHICH THE COMPANY OR ANY OF ITS AFFILIATES OWNED THIS NOTE, OFFER, SELL, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT IS ACQUIRING THE NOTES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE NOTES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR THE OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, AND THAT PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE, (D) OUTSIDE THE

UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND IN CONNECTION WITH ANY TRANSFER OF THIS NOTE PURSUANT TO ANY OF CLAUSES (C) THROUGH (F) ABOVE, AND THAT THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST COMPLETE AND SUBMIT TO THE TRUSTEE THE CERTIFICATE SPECIFIED IN THE INDENTURE RELATING TO THE MANNER OF SUCH TRANSFER.

BY ITS ACQUISITION AND HOLDING OF THIS NOTE, THE HOLDER HEREOF (OR ANY INTEREST THEREIN) SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (1) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, AND NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS NOTE CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OF A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”) OR PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAWS”), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT (ALSO A “PLAN”), OR (2) THE ACQUISITION AND HOLDING OF THIS NOTE WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

ADDITIONALLY, BY ITS ACQUISITION OF THIS NOTE IN THE INITIAL OFFERING, A HOLDER HEREOF THAT IS A PLAN (THE “PLAN FIDUCIARY”) SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED AT ALL TIMES NEITHER FIFTH THIRD BANCORP, THE UNDERWRITERS, NOR ANY OF THEIR RESPECTIVE AFFILIATES HAS PROVIDED OR WILL PROVIDE IMPARTIAL INVESTMENT ADVICE OR GIVE ADVICE IN A FIDUCIARY CAPACITY WITH RESPECT TO THE PURCHASER OR TRANSFEREE’S DECISION TO ACQUIRE, HOLD, SELL, EXCHANGE, VOTE OR PROVIDE ANY CONSENT WITH RESPECT TO THE NOTES BY THE ERISA PLAN’S FIDUCIARY (WITHIN THE MEANING OF ERISA OR THE CODE).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO FIFTH THIRD BANCORP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING INFORMATION IS SUPPLIED FOR U.S. FEDERAL INCOME TAX PURPOSES. THIS NOTE MAY HAVE BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”). HOLDERS MAY OBTAIN INFORMATION REGARDING THE AMOUNT OF OID, THE ISSUE PRICE AND THE ISSUE DATE AND THE YIELD TO MATURITY RELATING TO THE NOTES BY CONTACTING INVESTOR RELATIONS AT IR@53.COM.

FIFTH THIRD BANCORP

5.982% FIXED-TO-FLOATING RATE SENIOR NOTES DUE 2030

No. 144A-1	$500,000,000

CUSIP 316773DQ0

ISIN US316773DQ02

Fifth Third Bancorp, a corporation duly organized and existing under the laws of the State of Ohio (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) or such other amount as provided on the schedule attached hereto on January 30, 2030, and to pay interest thereon (a) from (and including) January 30, 2026 (the most recent date on which interest has been paid for the Fifth Third Financial Corporation 5.982% Fixed-to-Floating Rate Senior Notes due 2030, which were exchanged into these Fifth Third Bancorp 5.982% Fixed-to-Floating Rate Senior Notes due 2030) to, but excluding, January 30, 2029 (the “Fixed Rate Period”) at the rate of 5.982% per annum, payable semiannually in arrears on July 30 and January 30 of each year, beginning on July 30, 2026 and ending on January 30, 2029 (each, a “Fixed Rate Interest Payment Date”), and (b) from, and including, January 30, 2029 to, but excluding January 30, 2030 (the “Maturity Date”) (the “Floating Rate Period”), at a floating rate per annum equal to Compounded SOFR (determined with respect to each quarterly interest period using the SOFR Index as set forth herein) plus 2.155%, payable quarterly in arrears on April 30, 2029, July 30, 2029, October 30, 2029 and at the Maturity Date (each, a “Floating Rate Interest Payment Date” and, together with the Fixed Rate Interest Payment Dates, each, an “Interest Payment Date”), until the principal hereof is paid or duly made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the 15th calendar day, whether or not a Business Day, immediately preceding such Interest Payment Date (each such date, a “Record Date”); provided, however, that interest payable at maturity (or any redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. The Company shall make, or cause the Paying Agent to make, all payments of principal and interest on Global Securities in immediately available funds to the Depositary or its nominee, in accordance with Applicable Procedures.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: June 10, 2026

FIFTH THIRD BANCORP

By:
Name:
Title:

Attest:

By:
Name:
Title:

[Signature Page to 144A-1 2030 Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the Indenture referred to hereinafter.

Dated: June 10, 2026	WILMINGTON TRUST COMPANY, as Trustee

By:
Authorized Officer

[Signature Page to 144A-1 2030 Note]

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of April 30, 2008 and as amended by Article 4 of the Twelfth Supplemental Indenture dated as of April 25, 2022 (herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and Wilmington Trust Company, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) as supplemented by a Nineteenth Supplemental Indenture, dated as of June 10, 2026, between the Company and the Trustee (herein called the “Nineteenth Supplemental Indenture” and together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $938,141,000; provided the Company may, without the giving of notice or seeking of consent of holders of the Securities, issue additional Securities having the same ranking and the same interest rate, maturity and other terms (other than the original issue date and, in some cases, the public offering price, initial interest accrual date and initial interest payment date) as the Securities, which additional Securities will, together with the existing Securities, constitute a single series of debt securities under the Indenture.

If any Interest Payment Date, other than the maturity date, falls on a day that is not a Business Day (as defined below), the interest payment will be postponed to the next succeeding Business Day, but such payment shall be treated as having been made on the Interest Payment Date with the same force and effect as if made on the Interest Payment Date and Holders will not be entitled to any further interest or other payments with respect to any such postponement. If the maturity date of this Security falls on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day with the same force and effect as if made on the maturity date and Holders will not be entitled to any further interest or other payments with respect to such postponement. “Business Day” means any day, other than a Saturday, a Sunday or a day in the City of New York or in any place of payment on which banking institutions are authorized or obligated by law or executive order to close.

The Securities will not be entitled to any sinking fund.

Interest payments on the Securities will include interest accrued to but excluding the Maturity Date (or any earlier redemption or repayment date), as the case may be. Interest payments for the Securities during the Fixed Rate Period will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

The amount of accrued interest payable on the Securities for each interest period in the Floating Rate Period will be computed by multiplying (i) the outstanding principal amount of the Securities by (ii) the product of (a) the interest rate for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in the applicable interest period divided by 360. The interest rate on the Securities will in no event be lower than zero.

During the Floating Rate Period, the Calculation Agent (as defined below) will determine Compounded SOFR, the interest rate and accrued interest for each interest period in arrears as soon as reasonably practicable on or after the Interest Determination Date (as defined below) for such interest period and prior to the relevant Floating Rate Interest Payment Date and will notify the Company and the Trustee of Compounded SOFR, such interest rate and accrued interest for each interest period as soon as reasonably practicable after such determination, but in any event by the Business Day immediately prior to the relevant Floating Rate Interest Payment Date. At the request of a Holder of the Securities, the Calculation Agent will provide Compounded SOFR, the interest rate and the amount of interest accrued with respect to any interest period during the Floating Rate Period, after Compounded SOFR, such interest rate and accrued interest have been determined. Any calculation or determination by the Calculation Agent with respect to the floating interest rate will be conclusive and binding absent manifest error.

With respect to any interest period during the Floating Rate Period, “Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

where:

“SOFR IndexStart” = For periods other than the initial interest period during the Floating Rate Period, the SOFR Index value on the preceding Interest Determination Date, and, for the initial interest period during the Floating Rate Period, the SOFR Index value on the date that is two U.S. Government Securities Business Days before the first day of such initial interest period during the Floating Rate Period;

“SOFR IndexEnd” = The SOFR Index value on the Interest Determination Date relating to the applicable Interest Payment Date (or in the final interest period, relating to the Maturity Date, or, in the case of the redemption of this Security, relating to the applicable redemption date); and

“d” is the number of calendar days in the relevant Observation Period.

For purposes of determining Compounded SOFR,

“Interest Determination Date” means the date two U.S. Government Securities Business Days before each Interest Payment Date (or, in the case of the redemption of this Security, preceding the applicable redemption date).

“Observation Period” means, in respect of each interest period, the period from, and including, the date two U.S. Government Securities Business Days preceding the first date in such interest period to, but excluding, the date two U.S. Government Securities Business Days preceding the Interest Payment Date for such interest period (or in the final interest period, preceding the Maturity Date or, in the case of the redemption of this Security, preceding the applicable redemption date).

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1) the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); or:

(2) if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then: (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, Compounded SOFR shall be the rate determined pursuant to the “SOFR Index Unavailable Provisions” described below; or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, Compounded SOFR shall be the rate determined pursuant to the “Effect of a Benchmark Transition Event” provisions described below.

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the FRBNY (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the FRBNY, currently at http://www.newyorkfed.org, or any successor source.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association or any successor organization recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding anything to the contrary in the Indenture or these Securities, if the Company or its designee determines on or prior to the relevant Reference Time (as defined below) that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining SOFR, then the benchmark replacement provisions set forth below under “Effect of Benchmark Transition Event” will thereafter apply to all determinations of the rate of interest payable on this Security.

For the avoidance of doubt, in accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest rate for each interest period will be an annual rate equal to the sum of the Benchmark Replacement plus 2.155%.

If a SOFR Index Start or SOFR Index End is not published on the associated Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If SOFR (“SOFRi”) does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

Effect of Benchmark Transition Event

(1) Benchmark Replacement. If the Company or its designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred on or prior to the Reference Time in respect of any determination of the Benchmark (as defined below) on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to this Security in respect of such determination on such date and all determinations on all subsequent dates.

(2) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

(3) Decisions and Determinations. Any determination, decision or election that may be made by the Company or its designee pursuant to the benchmark replacement provisions described herein, including any determination with respect to tenor, rate or adjustment, or the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection:

•	will be conclusive and binding absent manifest error;

•	if made by the Company, will be made in the Company’s sole discretion;

•	if made by the Company’s designee, will be made after consultation with the Company, and such designee will not make any such determination, decision or election to which the Company objects; and

•	notwithstanding anything to the contrary in the Indenture or this Security, shall become effective without consent from the Trustee, the Holders of this Security or any other party.

Any determination, decision or election pursuant to the benchmark replacement provisions shall be made by the Company or its designee (which may be an affiliate of the Company) on the basis as described above, and in no event shall the Calculation Agent be responsible for making any such determination, decision or election.

None of the Trustee, Paying Agent, Registrar or Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR or the SOFR Index, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) to select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing. In connection with the foregoing, each of the Trustee, Paying Agent, Registrar and Calculation Agent shall be entitled to conclusively rely on any determinations made by the Company or its designee without independent investigation, and none will have any liability for actions taken at the direction of the Company in connection therewith.

None of the Trustee, Paying Agent, Registrar or Calculation Agent shall be liable for any inability, failure or delay on its part to perform any of its duties described in this Security as a result of the unavailability of SOFR, the SOFR Index or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other party and reasonably required for the performance of such duties. In connection with any determinations made under this heading “Effect of Benchmark Transition Event”, none of the Trustee, Paying Agent, Registrar or Calculation Agent shall be responsible or liable for the actions or omissions of the Company or its designee, or for any failure or delay in the performance by the Company or its designee, nor shall any of the Trustee, Paying Agent, Registrar or Calculation Agent be under any obligation to oversee or monitor the performance of the Company or its designee.

Certain Defined Terms

As used herein:

“Benchmark” means, initially, Compounded SOFR, as such term is defined above; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date; provided that if the Benchmark Replacement cannot be determined in accordance with clause (1) below as of the Benchmark Replacement Date and the Company or its designee shall have determined that the ISDA Fallback Rate determined in accordance with clause (2) below is not an industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time, then clause (2) below shall be disregarded, and the Benchmark Replacement shall be determined in accordance with clause (3) below:

(1) the sum of: (a) an alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2) the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3) the sum of: (a) the alternate rate of interest that has been selected by the Company or its designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

(1) the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment, that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, the ISDA Fallback Adjustment; or

(3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions or interpretations of interest period, the timing and frequency of determining rates and making payments of interest, the rounding of amounts or tenors, and other administrative matters) that the Company or its designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee decides that adoption of any portion of such market practice is not administratively feasible or if the Company or its designee determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee determines is reasonably practicable).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including any daily published component used in the calculation thereof):

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1) a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark(or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Calculation Agent” means the firm appointed by the Company prior to the commencement of a Floating Rate Period. The Company or an affiliate of the Company may assume the duties of the Calculation Agent.

“ISDA Definitions” means the 2021 ISDA Definitions published by ISDA, or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero)that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time, as such time is defined above, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its designee in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the FRBNY, or a committee officially endorsed or convened by the Federal Reserve Board and/or the FRBNY or any successor thereto.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

The Securities are subject to optional redemption. On or after the date of issuance of this Security (or, if additional Securities are issued thereafter, beginning 180 days after the issue date of such additional Securities), and prior to January 30, 2029, the date that is one year prior to the maturity date (the “Par Call Date”), the Company may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed discounted to the redemption date (assuming that the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 30 basis points less (b) interest accrued to but excluding the redemption date; and

(2) 100% of the principal amount of the Securities to be redeemed, plus, accrued and unpaid interest on the Securities to be redeemed to but excluding the redemption date.

On January 30, 2029, the date that is one year prior to the maturity date, the Company may redeem the Securities, in whole but not in part, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest thereon to but excluding the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities— Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on such Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on such Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Our actions in determining the redemption price shall be conclusive and binding for all purposes absent manifest error. Calculations and selections in accordance with the foregoing paragraphs will be made by us or on our behalf by a person designated by us. The trustee shall have no obligation to confirm or verify any such calculation.

The Company will be responsible for calculating the redemption price and the Trustee will have no responsibility with respect to such calculation.

Notice of redemption will be given by first class mail to Holders of Securities, or with respect to any Global Security, in accordance with the Applicable Procedures, not less than 30 nor more than 60 days prior to the redemption date, all as provided in the Nineteenth Supplemental Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default or Covenant Breaches with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. Notwithstanding the foregoing, without the consent of any Holder of Securities, the Company and the Trustee may amend or supplement the Indenture or the Securities to conform the terms of the Indenture and the Securities to the description of the Securities in the Offering Memorandum and Consent Solicitation Statement dated May 8, 2026 relating to the offering of the Securities.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge and any other expenses then payable.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

If (1) the Depositary notifies the Company that it is no longer willing or able to act as a depository or clearing system for the Securities or the Depositary ceases to be registered or in good standing under the Exchange Act, and a successor depository or clearing system is not appointed within 90 days after the Company has received notice or become aware of this condition, (2) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities in certificated form under the Indenture or (3) upon the occurrence and continuation of an Event of Default, then, upon surrender by the Depositary of the Global Security, certificated Securities will be issued to each person that the Depositary identifies as the owner of the Securities represented by the Global Securities. Upon any such issuance, the Trustee is required to register the certificated Securities in the name of the Person or Persons or the nominee of any of these Persons and cause the same to be delivered to these Persons.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -

(Minor)

Custodian

(Cust)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to:

(Insert assignee’s social security or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Your
Signature:
(Sign exactly as your name appears on the other side of this Security)
Your
Name:

Date:

Signature Guarantee:

*

NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFERS OF TRANSFER RESTRICTED NOTES

This certificate relates to $_______ principal amount of 4.000% Senior Notes Due 2029 held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.

The undersigned (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in a Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above) in accordance with the Indenture; or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company or subsidiary thereof; or

(2)	☐	to the Security Registrar for registration in the name of the Holder, without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or

(4)	☐	for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act (“Rule 144A”), to a Person that the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A) that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A; or

(5)	☐	pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act (and if the transfer is being made prior to the expiration of the Distribution Compliance Period, the Notes shall be held immediately thereafter through Euroclear or Clearstream); or

(6)	☐	to an institutional “accredited investor” (as defined in Rule 501(a) under the Securities Act) that is not a qualified institutional buyer and that is acquiring for its own account or for the account of another institutional accredited investor, in each case, in a minimum principal amount of Notes of $250,000; or

(7)	☐	pursuant to Rule 144 under the Securities Act; or

(8)	☐	pursuant to another available exemption from registration under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (5), (6), (7) or (8) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Your Signature

Date: ________________________
Signature of Signature Guarantor

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: _____________________
NOTICE: To be executed by an executive officer
Name:
Title:

Signature Guarantee*: __________________________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of decrease in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. EACH ACQUIROR OF THIS NOTE IS HEREBY NOTIFIED THAT THE COMPANY OR SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A, REGULATION S OR ANOTHER EXEMPTION THEREUNDER.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT) (AN “ACCREDITED INVESTOR”), (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS ACQUIRED NOTES, THAT IT WILL NOT, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE DATE ON WHICH THE COMPANY OR ANY OF ITS AFFILIATES OWNED THIS NOTE, OFFER, SELL, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT IS ACQUIRING THE NOTES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE NOTES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR THE OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, AND THAT PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE, (D) OUTSIDE THE UNITED STATES IN

AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND IN CONNECTION WITH ANY TRANSFER OF THIS NOTE PURSUANT TO ANY OF CLAUSES (C) THROUGH (F) ABOVE, AND THAT THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST COMPLETE AND SUBMIT TO THE TRUSTEE THE CERTIFICATE SPECIFIED IN THE INDENTURE RELATING TO THE MANNER OF SUCH TRANSFER.

BY ITS ACQUISITION AND HOLDING OF THIS NOTE, THE HOLDER HEREOF (OR ANY INTEREST THEREIN) SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (1) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, AND NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS NOTE CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OF A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”) OR PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAWS”), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT (ALSO A “PLAN”), OR (2) THE ACQUISITION AND HOLDING OF THIS NOTE WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

ADDITIONALLY, BY ITS ACQUISITION OF THIS NOTE IN THE INITIAL OFFERING, A HOLDER HEREOF THAT IS A PLAN (THE “PLAN FIDUCIARY”) SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED AT ALL TIMES NEITHER FIFTH THIRD BANCORP, THE UNDERWRITERS, NOR ANY OF THEIR RESPECTIVE AFFILIATES HAS PROVIDED OR WILL PROVIDE IMPARTIAL INVESTMENT ADVICE OR GIVE ADVICE IN A FIDUCIARY CAPACITY WITH RESPECT TO THE PURCHASER OR TRANSFEREE’S DECISION TO ACQUIRE, HOLD, SELL, EXCHANGE, VOTE OR PROVIDE ANY CONSENT WITH RESPECT TO THE NOTES BY THE ERISA PLAN’S FIDUCIARY (WITHIN THE MEANING OF ERISA OR THE CODE).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO FIFTH THIRD BANCORP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING INFORMATION IS SUPPLIED FOR U.S. FEDERAL INCOME TAX PURPOSES. THIS NOTE MAY HAVE BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”). HOLDERS MAY OBTAIN INFORMATION REGARDING THE AMOUNT OF OID, THE ISSUE PRICE AND THE ISSUE DATE AND THE YIELD TO MATURITY RELATING TO THE NOTES BY CONTACTING INVESTOR RELATIONS AT IR@53.COM.

FIFTH THIRD BANCORP

5.982% FIXED-TO-FLOATING RATE SENIOR NOTES DUE 2030

No. Reg S-1	$58,137,000

CUSIP U3168PAA1

ISIN USU3168PAA13

Fifth Third Bancorp, a corporation duly organized and existing under the laws of the State of Ohio (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIFTY-EIGHT MILLION ONE HUNDRED THIRTY-SEVEN THOUSAND DOLLARS ($58,137,000) or such other amount as provided on the schedule attached hereto on January 30, 2030, and to pay interest thereon (a) from (and including) January 30, 2026 (the most recent date on which interest has been paid for the Fifth Third Financial Corporation 5.982% Fixed-to-Floating Rate Senior Notes due 2030, which were exchanged into these Fifth Third Bancorp 5.982% Fixed-to-Floating Rate Senior Notes due 2030) to, but excluding, January 30, 2029 (the “Fixed Rate Period”) at the rate of 5.982% per annum, payable semiannually in arrears on July 30 and January 30 of each year, beginning on July 30, 2026 and ending on January 30, 2029 (each, a “Fixed Rate Interest Payment Date”), and (b) from, and including, January 30, 2029 to, but excluding January 30, 2030 (the “Maturity Date”) (the “Floating Rate Period”), at a floating rate per annum equal to Compounded SOFR (determined with respect to each quarterly interest period using the SOFR Index as set forth herein) plus 2.155%, payable quarterly in arrears on April 30, 2029, July 30, 2029, October 30, 2029 and at the Maturity Date (each, a “Floating Rate Interest Payment Date” and, together with the Fixed Rate Interest Payment Dates, each, an “Interest Payment Date”), until the principal hereof is paid or duly made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the 15th calendar day, whether or not a Business Day, immediately preceding such Interest Payment Date (each such date, a “Record Date”); provided, however, that interest payable at maturity (or any redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. The Company shall make, or cause the Paying Agent to make, all payments of principal and interest on Global Securities in immediately available funds to the Depositary or its nominee, in accordance with Applicable Procedures.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: June 10, 2026

FIFTH THIRD BANCORP

By:
Name:
Title:

Attest:

By:
Name:
Title:

[Signature Page to Reg S-1 2030 Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the Indenture referred to hereinafter.

Dated: June 10, 2026	WILMINGTON TRUST COMPANY, as Trustee

By:
Authorized Officer

[Signature Page to Reg S-1 2030 Note]

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of April 30, 2008 and as amended by Article 4 of the Twelfth Supplemental Indenture dated as of April 25, 2022 (herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and Wilmington Trust Company, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) as supplemented by a Nineteenth Supplemental Indenture, dated as of June 10, 2026, between the Company and the Trustee (herein called the “Nineteenth Supplemental Indenture” and together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $938,141,000; provided the Company may, without the giving of notice or seeking of consent of holders of the Securities, issue additional Securities having the same ranking and the same interest rate, maturity and other terms (other than the original issue date and, in some cases, the public offering price, initial interest accrual date and initial interest payment date) as the Securities, which additional Securities will, together with the existing Securities, constitute a single series of debt securities under the Indenture.

If any Interest Payment Date, other than the maturity date, falls on a day that is not a Business Day (as defined below), the interest payment will be postponed to the next succeeding Business Day, but such payment shall be treated as having been made on the Interest Payment Date with the same force and effect as if made on the Interest Payment Date and Holders will not be entitled to any further interest or other payments with respect to any such postponement. If the maturity date of this Security falls on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day with the same force and effect as if made on the maturity date and Holders will not be entitled to any further interest or other payments with respect to such postponement. “Business Day” means any day, other than a Saturday, a Sunday or a day in the City of New York or in any place of payment on which banking institutions are authorized or obligated by law or executive order to close.

The Securities will not be entitled to any sinking fund.

Interest payments on the Securities will include interest accrued to but excluding the Maturity Date (or any earlier redemption or repayment date), as the case may be. Interest payments for the Securities during the Fixed Rate Period will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

The amount of accrued interest payable on the Securities for each interest period in the Floating Rate Period will be computed by multiplying (i) the outstanding principal amount of the Securities by (ii) the product of (a) the interest rate for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in the applicable interest period divided by 360. The interest rate on the Securities will in no event be lower than zero.

During the Floating Rate Period, the Calculation Agent (as defined below) will determine Compounded SOFR, the interest rate and accrued interest for each interest period in arrears as soon as reasonably practicable on or after the Interest Determination Date (as defined below) for such interest period and prior to the relevant Floating Rate Interest Payment Date and will notify the Company and the Trustee of Compounded SOFR, such interest rate and accrued interest for each interest period as soon as reasonably practicable after such determination, but in any event by the Business Day immediately prior to the relevant Floating Rate Interest Payment Date. At the request of a Holder of the Securities, the Calculation Agent will provide Compounded SOFR, the interest rate and the amount of interest accrued with respect to any interest period during the Floating Rate Period, after Compounded SOFR, such interest rate and accrued interest have been determined. Any calculation or determination by the Calculation Agent with respect to the floating interest rate will be conclusive and binding absent manifest error.

With respect to any interest period during the Floating Rate Period, “Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

where:

“SOFR IndexStart” = For periods other than the initial interest period during the Floating Rate Period, the SOFR Index value on the preceding Interest Determination Date, and, for the initial interest period during the Floating Rate Period, the SOFR Index value on the date that is two U.S. Government Securities Business Days before the first day of such initial interest period during the Floating Rate Period;

“SOFR IndexEnd” = The SOFR Index value on the Interest Determination Date relating to the applicable Interest Payment Date (or in the final interest period, relating to the Maturity Date, or, in the case of the redemption of this Security, relating to the applicable redemption date); and

“d” is the number of calendar days in the relevant Observation Period.

For purposes of determining Compounded SOFR,

“Interest Determination Date” means the date two U.S. Government Securities Business Days before each Interest Payment Date (or, in the case of the redemption of this Security, preceding the applicable redemption date).

“Observation Period” means, in respect of each interest period, the period from, and including, the date two U.S. Government Securities Business Days preceding the first date in such interest period to, but excluding, the date two U.S. Government Securities Business Days preceding the Interest Payment Date for such interest period (or in the final interest period, preceding the Maturity Date or, in the case of the redemption of this Security, preceding the applicable redemption date).

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1) the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); or:

(2) if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then: (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, Compounded SOFR shall be the rate determined pursuant to the “SOFR Index Unavailable Provisions” described below; or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, Compounded SOFR shall be the rate determined pursuant to the “Effect of a Benchmark Transition Event” provisions described below.

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the FRBNY (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the FRBNY, currently at http://www.newyorkfed.org, or any successor source.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association or any successor organization recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding anything to the contrary in the Indenture or these Securities, if the Company or its designee determines on or prior to the relevant Reference Time (as defined below) that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining SOFR, then the benchmark replacement provisions set forth below under “Effect of Benchmark Transition Event” will thereafter apply to all determinations of the rate of interest payable on this Security.

For the avoidance of doubt, in accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest rate for each interest period will be an annual rate equal to the sum of the Benchmark Replacement plus 2.155%.

If a SOFR Index Start or SOFR Index End is not published on the associated Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If SOFR (“SOFRi”) does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

Effect of Benchmark Transition Event

(1) Benchmark Replacement. If the Company or its designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred on or prior to the Reference Time in respect of any determination of the Benchmark (as defined below) on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to this Security in respect of such determination on such date and all determinations on all subsequent dates.

(2) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

(3) Decisions and Determinations. Any determination, decision or election that may be made by the Company or its designee pursuant to the benchmark replacement provisions described herein, including any determination with respect to tenor, rate or adjustment, or the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection:

•	will be conclusive and binding absent manifest error;

•	if made by the Company, will be made in the Company’s sole discretion;

•	if made by the Company’s designee, will be made after consultation with the Company, and such designee will not make any such determination, decision or election to which the Company objects; and

•	notwithstanding anything to the contrary in the Indenture or this Security, shall become effective without consent from the Trustee, the Holders of this Security or any other party.

Any determination, decision or election pursuant to the benchmark replacement provisions shall be made by the Company or its designee (which may be an affiliate of the Company) on the basis as described above, and in no event shall the Calculation Agent be responsible for making any such determination, decision or election.

None of the Trustee, Paying Agent, Registrar or Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR or the SOFR Index, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) to select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing. In connection with the foregoing, each of the Trustee, Paying Agent, Registrar and Calculation Agent shall be entitled to conclusively rely on any determinations made by the Company or its designee without independent investigation, and none will have any liability for actions taken at the direction of the Company in connection therewith.

None of the Trustee, Paying Agent, Registrar or Calculation Agent shall be liable for any inability, failure or delay on its part to perform any of its duties described in this Security as a result of the unavailability of SOFR, the SOFR Index or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other party and reasonably required for the performance of such duties. In connection with any determinations made under this heading “Effect of Benchmark Transition Event”, none of the Trustee, Paying Agent, Registrar or Calculation Agent shall be responsible or liable for the actions or omissions of the Company or its designee, or for any failure or delay in the performance by the Company or its designee, nor shall any of the Trustee, Paying Agent, Registrar or Calculation Agent be under any obligation to oversee or monitor the performance of the Company or its designee.

Certain Defined Terms

As used herein:

“Benchmark” means, initially, Compounded SOFR, as such term is defined above; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date; provided that if the Benchmark Replacement cannot be determined in accordance with clause (1) below as of the Benchmark Replacement Date and the Company or its designee shall have determined that the ISDA Fallback Rate determined in accordance with clause (2) below is not an industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time, then clause (2) below shall be disregarded, and the Benchmark Replacement shall be determined in accordance with clause (3) below:

(1) the sum of: (a) an alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2) the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3) the sum of: (a) the alternate rate of interest that has been selected by the Company or its designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

(1) the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment, that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, the ISDA Fallback Adjustment; or

(3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions or interpretations of interest period, the timing and frequency of determining rates and making payments of interest, the rounding of amounts or tenors, and other administrative matters) that the Company or its designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee decides that adoption of any portion of such market practice is not administratively feasible or if the Company or its designee determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee determines is reasonably practicable).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including any daily published component used in the calculation thereof):

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1) a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark(or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Calculation Agent” means the firm appointed by the Company prior to the commencement of a Floating Rate Period. The Company or an affiliate of the Company may assume the duties of the Calculation Agent.

“ISDA Definitions” means the 2021 ISDA Definitions published by ISDA, or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero)that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time, as such time is defined above, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its designee in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the FRBNY, or a committee officially endorsed or convened by the Federal Reserve Board and/or the FRBNY or any successor thereto.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

The Securities are subject to optional redemption. On or after the date of issuance of this Security (or, if additional Securities are issued thereafter, beginning 180 days after the issue date of such additional Securities), and prior to January 30, 2029, the date that is one year prior to the maturity date (the “Par Call Date”), the Company may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed discounted to the redemption date (assuming that the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 30 basis points less (b) interest accrued to but excluding the redemption date; and

(2) 100% of the principal amount of the Securities to be redeemed, plus, accrued and unpaid interest on the Securities to be redeemed to but excluding the redemption date.

On January 30, 2029, the date that is one year prior to the maturity date, the Company may redeem the Securities, in whole but not in part, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest thereon to but excluding the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities— Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on such Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on such Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Our actions in determining the redemption price shall be conclusive and binding for all purposes absent manifest error. Calculations and selections in accordance with the foregoing paragraphs will be made by us or on our behalf by a person designated by us. The trustee shall have no obligation to confirm or verify any such calculation.

The Company will be responsible for calculating the redemption price and the Trustee will have no responsibility with respect to such calculation.

Notice of redemption will be given by first class mail to Holders of Securities, or with respect to any Global Security, in accordance with the Applicable Procedures, not less than 30 nor more than 60 days prior to the redemption date, all as provided in the Nineteenth Supplemental Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default or Covenant Breaches with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. Notwithstanding the foregoing, without the consent of any Holder of Securities, the Company and the Trustee may amend or supplement the Indenture or the Securities to conform the terms of the Indenture and the Securities to the description of the Securities in the Offering Memorandum and Consent Solicitation Statement dated May 8, 2026 relating to the offering of the Securities.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge and any other expenses then payable.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

If (1) the Depositary notifies the Company that it is no longer willing or able to act as a depository or clearing system for the Securities or the Depositary ceases to be registered or in good standing under the Exchange Act, and a successor depository or clearing system is not appointed within 90 days after the Company has received notice or become aware of this condition, (2) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities in certificated form under the Indenture or (3) upon the occurrence and continuation of an Event of Default, then, upon surrender by the Depositary of the Global Security, certificated Securities will be issued to each person that the Depositary identifies as the owner of the Securities represented by the Global Securities. Upon any such issuance, the Trustee is required to register the certificated Securities in the name of the Person or Persons or the nominee of any of these Persons and cause the same to be delivered to these Persons.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -

(Minor)

Custodian

(Cust)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to:

(Insert assignee’s social security or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Your
Signature:
(Sign exactly as your name appears on the other side of this Security)
Your
Name:

Date:

Signature Guarantee:

*

NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFERS OF TRANSFER RESTRICTED NOTES

This certificate relates to $_______ principal amount of 4.000% Senior Notes Due 2029 held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.

The undersigned (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in a Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above) in accordance with the Indenture; or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company or subsidiary thereof; or

(2)	☐	to the Security Registrar for registration in the name of the Holder, without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or

(4)	☐	for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act (“Rule 144A”), to a Person that the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A) that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A; or

(5)	☐	pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act (and if the transfer is being made prior to the expiration of the Distribution Compliance Period, the Notes shall be held immediately thereafter through Euroclear or Clearstream); or

(6)	☐	to an institutional “accredited investor” (as defined in Rule 501(a) under the Securities Act) that is not a qualified institutional buyer and that is acquiring for its own account or for the account of another institutional accredited investor, in each case, in a minimum principal amount of Notes of $250,000; or

(7)	☐	pursuant to Rule 144 under the Securities Act; or

(8)	☐	pursuant to another available exemption from registration under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (5), (6), (7) or (8) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Your Signature

Date: ________________________
Signature of Signature Guarantor

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: _____________________
NOTICE: To be executed by an executive officer
Name:
Title:

Signature Guarantee*: __________________________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

TO BE COMPLETED IF THE HOLDER REQUIRES AN EXCHANGE FROM A

REGULATION S GLOBAL NOTE TO AN UNRESTRICTED GLOBAL NOTE,

PURSUANT TO SECTION 2.2(d)(iii) OF APPENDIX A TO THE INDENTURE2

The undersigned represents and warrants that either:

☐	the undersigned is not a dealer (as defined in the Securities Act) and is a non-U.S. person (within the meaning of Regulation S under the Securities Act); or

☐

the undersigned is not a dealer (as defined in the Securities Act) and is a U.S. person (within the meaning of Regulation S under the Securities Act) who purchased interests in the Notes pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act; or

☐

the undersigned is a dealer (as defined in the Securities Act) and the interest of the undersigned in this Note does not constitute the whole or a part of an unsold allotment to or subscription by such dealer for the Notes.

Dated:
Your Signature

[2]	Include only for Regulation S Global Notes.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of decrease in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee